Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Interest expense
Current	$ 12	$ 9
Long-term	110	96
Interest expense	122	105
Interest income	(44)	(19)
Interest expense, net	$ 78	$ 86